UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 23, 2007
Date of Report (Date of earliest event reported)

EPOD INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-32327	91-1953719
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2223 Hayman Road, Kelowna, British Columbia, Canada	V1Z 1Z6
(Address of principal executive offices)	(Zip Code)

(250) 769-0130
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1	REGISTRANT'S BUSINESS AND OPERATIONS

FORWARD LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K constitute "forward-looking statements". These statements, identified by words such as "plan", "anticipate", "believe", "estimate", "should", "expect" and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth under Section 2 and elsewhere in this Current Report on Form 8-K. We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (the "SEC"), particularly our Annual Reports on Form 10-KSB, our Quarterly Reports on Form 10-QSB and our Current Reports on Form 8-K.

As used in this report, the terms "we", "us", "our", "EPOD" and the "Company" mean EPOD International Inc., unless otherwise indicated.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosure under Item 2.03 of this current report on Form 8-K is hereby incorporated by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On March 23, 2007, the Company entered into a loan agreement with Peter Lacey, one of its directors, whereby Mr. Lacey agreed to loan the Company a sum total of $1,600,000 (the "Loan Agreement"), for the purpose of providing the first two payments to Rene Dureault in accordance with the terms of the Share Purchase Agreement between Mr. Dureault and the Company dated March 27, 2007. The total sum of the loan shall be disbursed as follows:

a)     Mr. Lacey shall disburse the sum of $600,000 to the Company on March 23, 2007

b)     Mr. Lacey shall disburse the sum of $1,00,000 to the Company on June 5, 2007

The Loan Agreement is further evidenced by two promissory notes from the Company to Mr. Lacey, together totaling the principal sum of $1,600,000 (the "Promissory Notes"). The Promissory Notes provide for an annual rate of interest of 4.00%. The first promissory note dated March 23, 2007 ( the" First Note"), is for the principal amount of $600,000 and any accrued, but unpaid, interest on the First Note shall be due and payable on April 1, 2008. The second promissory note dated June 5, 2007 (the "Second Note") is for the principal amount of $1,000,000 and any accrued, but unpaid, interest on the Second Note shall be due and payable on June 1, 2008. The Company may, at any time, prepay the whole or any part of the Promissory Notes without penalty.

Pursuant to the Loan Agreement the Company shall issue to Mr. Lacey 1,000,000 warrants to purchase common stock of the Company at an exercise price of $0.30 per share .(the "Warrant"). The Warrant expires on June 5, 2009.

The aforementioned does not purport to be a complete description of the Loan Agreement, Promissory Notes and Warrant and is qualified in its entirety by reference to the Loan Agreement, Promissory Notes and Warrant, filed as exhibits herewith and incorporated herein by reference.

SECTION 8	OTHER EVENTS

ITEM 8.08	OTHER EVENTS

On June 19, 2007, the Company issued a press release announcing the completion of the debt financing, which is filed as an exhibit hereto.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

4.1	Form of Warrant dated June 5, 2007
10.1	Loan Agreement between EPOD International Inc. and Peter Lacey dated March 23, 2007
10.2	Form of Promissory Note dated June 5, 2007
10.3	Share Purchase/Sale Agreement, dated March 27, 2007, between EPOD International Inc. and Rene Dureault.[1]
99.1	Press release dated June 19, 2007, of EPOD International Inc., announcing the completion of the debt financing.

[1] Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on March 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPOD INTERNATIONAL INC.

Date: June 21, 2007
By:
/s/: L. Mark Roseborough
L. MARK ROSEBOROUGH
President and Chief Executive Officer